Exhibit 10.20
AMENDMENT NO. 5 AND LIMITED WAIVER TO
LOAN AND SECURITY AGREEMENT
     This Amendment No. 5 and Limited Waiver to Loan and Security Agreement (this “Amendment”) is entered into this 11th day of March, 2009, by and among Rae Systems Inc., a Delaware corporation (“Borrower”), and Silicon Valley Bank (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).
Recitals
     A. Borrower (a) is in default under Section 6.8(b) of the Loan Agreement for failing to maintain EBITDA of at least $3,500,000 for the period from July 1, 2008 through December 31, 2008 (the “Existing Default”), and (b) desires that Bank (i) provide the limited waiver of the Existing Default, and (ii) amend the Loan Agreement upon the terms and conditions more fully set forth herein.
     B. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to provide the conditional limited waiver contained herein and so amend the Loan Agreement.
agreement
     NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:
     1. Events of Default. Borrower acknowledges that there exists the Event of Default under Section 6.8(b) of the Loan Agreement due to the Existing Default.
     2. Limited Waiver. Bank hereby agrees, subject to the terms of Section 6 hereof, to waive the Existing Default.
     3. Amendments to Loan Agreement.
          3.1 Section 2.3(a) of the Loan Agreement. Section 2.3(a) of the Loan Agreement is amended and restated in its entirety and replaced with the following:
          (a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus one percentage point (1.00%), which interest shall be payable monthly in accordance with Section 2.3(f) below.
          3.2 Section 2.4(c) of the Loan Agreement. Section 2.4(c) of the Loan Agreement is amended and restated in its entirety and replaced with the following:
          (c) Unused Revolving Line Facility Fee. A fee (the “Unused Revolving Line Facility Fee”), payable quarterly, in arrears, on a calendar year basis, in an amount equal to three tenth of one percent (0.30%) per annum of the average unused portion of the Revolving Line, as determined by Bank. Borrower shall not be entitled to any credit, rebate or repayment of any Unused Revolving Line

Facility Fee previously earned by Bank pursuant to this Section notwithstanding any termination of the Agreement or the suspension or termination of Bank’s obligation to make loans and advances hereunder; and
          3.3 Section 6.3(c) of the Loan Agreement. Section 6.3(c) of the Loan Agreement is amended and restated in its entirety and replaced with the following:
          (c) Within thirty (30) days after the last day of such month, deliver to Bank a duly completed Borrowing Base Certificate signed by a Responsible Officer, with aged listings of accounts receivable and accounts payable (by invoice date).
          3.4 Section 6.8 of the Loan Agreement. Section 6.8 of the Loan Agreement is amended and restated in its entirety and replaced with the following:
          6.8 Financial Covenants.
          Borrower shall maintain at all times, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:
          (a) Quick Ratio. Tested as of the last day of each fiscal quarter, a ratio of Quick Assets to Current Liabilities of at least 1.0 to 1.0.
          (b) EBITDA. Maintain, measured as of the end of each fiscal quarter during the following periods, EBITDA of at least the following:

Period	Minimum EBITDA
January 1, 2009 through March 31, 2009	$(2,015,000)
.
          3.5 Section 8.11 of the Loan Agreement. A new Section 8.11 of the Loan Agreement is hereby added after Section 8.10 as follows:
          8.11 Compliance. Borrower or any of its Subsidiaries violates or fails to comply with the Foreign Corrupt Practices Act and/or any related statutes and regulations and such violation or failure results in either (a) the imposition of potential monetary penalties in excess of $500,000 in the aggregate or material criminal sanctions, or (b) debarment from doing business resulting in a loss of $1,000,000 of revenue in the aggregate.
          3.6 Section 13 (Definitions). The following terms and their definitions are amended to read in their entirety as follows:
     “Borrowing Base” is 80% of Eligible Accounts, as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment based on events (including without limitation, the initial field audit examination and the on-going periodic examinations), conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.
     “Prime Rate” is Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate; provided however, in no event shall the Prime Rate be less than 4.00%.
     “Revolving Line” is an Advance or Advances in an aggregate amount of up to $10,000,000 outstanding at any time.
     “Revolving Line Maturity Date” is May 12, 2009.
          3.7 Exhibit C, “Borrowing Base Certificate” of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.
          3.8 Exhibit D, “Compliance Certificate” of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit B attached hereto.
     4. Borrower’s Representations And Warranties. Borrower represents and warrants that:
               (a) immediately upon giving effect to this Amendment, (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;
               (b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
               (c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
               (d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;
               (e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and
               (f) as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with such Borrower in connection with this Amendment and in connection with the Loan Documents.

          Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.
     5. Limitation. The waiver and amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.
     6. Effectiveness. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:
          6.1 Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank;
          6.2 Payment of Loan Fee. Borrower shall have paid Bank a loan fee of $4,500; and
          6.3 Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.
     7. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.
     8. Integration. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.
     9. Governing Law; Venue. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower:	Rae Systems Inc. a Delaware corporation

	By:	/s/ Randall K. Gausman

Printed Name: Randall K. Gausman
		Title:	Chief Financial Officer

Bank:	Silicon Valley Bank

	By:	/s/ Ray Aguilar

Printed Name: Ray Aguilar
		Title:	Relationship Manager

EXHIBIT A
EXHIBIT C
BORROWING BASE CERTIFICATE
Borrower: RAE Systems Inc.
Lender: Silicon Valley Bank
Commitment Amount: $10,000,000
The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement (as amended from time to time) between the undersigned and Silicon Valley Bank.

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of	$

2.	Additions (please explain on reverse)	$

3.	TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$

5.	Balance of 50% over 90 day accounts	$

6.	Credit balances over 90 days	$

7.	Concentration Limits	$

8.	Foreign Accounts	$

9.	Governmental Accounts	$

10.	Contra Accounts	$

11.	Promotion or Demo Accounts	$

12.	Intercompany/Employee Accounts	$

13.	Disputed Accounts	$

14.	Deferred Revenue	$

15.	Other (please explain on reverse)	$

16.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$

17.	Eligible Accounts (#3 minus #16)	$

18.	ELIGIBLE AMOUNT OF ACCOUNTS ( 80% of #17)	$

BALANCES
19.	Maximum Loan Amount	$ 10,000,000
20.	Total Funds Available [Lesser of #19 or #18]	$

21.	Present balance owing on Line of Credit	$

22.	Outstanding under Sublimits	$

23.	RESERVE POSITION (#20 minus #21 and #22)	$

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement (as amended from time to time) between the undersigned and Silicon Valley Bank.

COMMENTS:

By:

Authorized Signer

Date:

BANK USE ONLY

Received by:

authorized signer
Date:

Verified:

authorized signer
Date:

Compliance Status: Yes No

EXHIBIT B
EXHIBIT D
COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:

FROM: RAE SYSTEMS INC.
     The undersigned authorized officer of RAE Systems Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                                          with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Quarterly financial statements (along with Borrower prepared consolidating financial statements) with Compliance Certificate	Quarterly within earlier of 5 days of filing 10Q or 50 days of quarter end	Yes No

Annual financial statement (CPA Audited) + CC	within earlier of 5 days of filing 10K or 90 days of FYE	Yes No

8-K	Within 5 days after filing with SEC	Yes No

Borrowing Base Certificate A/R & A/P Agings	within 30 days of each month	Yes No

Projections	Within 45 days of FYE	Yes No

Cash balance report	Within 30 days of end of month	Yes No

Financial Covenant	Required	Actual		Complies
Maintain at all times:
Tested as of the last day of each fiscal quarter, a Minimum Quick Ratio	1.0:1.0		___:1.0	Yes No

Tested as of the last day of each fiscal quarter, a Minimum EBITDA	1/1/09-3/31/09, ($2,015)	$		Yes No

     The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.
     The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

RAE SYSTEMS INC.	BANK USE ONLY

Received by:

AUTHORIZED SIGNER

By:	Date:

Name:	Verified:

AUTHORIZED SIGNER
Title:	Date:

Compliance Status: Yes No

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Schedule 1 to Compliance Certificate
Financial Covenants of Borrower
Dated:
I. Quick Ratio (Section 6.8(a))
Required: 1.00:1.00
Actual:

A.	Aggregate value of Borrower’s consolidated unrestricted cash and cash equivalents	$

B.	Aggregate value of Borrower’s consolidated net billed accounts receivable	$

C.	Aggregate value of Borrower’s consolidated short and long term investments	$

D.	Quick Assets (the sum of lines A through C)	$

E.	Aggregate value of Obligations to Bank	$

F.	Aggregate value of Total Liabilities that mature within one year	$

G.	Current Liabilities (the sum of lines E and F)	$

H.	Quick Ratio (line D divided by line G)

Is line H equal to or greater than 1.00:1:00?

No, not in compliance	Yes, in compliance
XV. EBITDA (Section 6.8(b))
Required: See chart below

Period		EBITDA
January 31, 2009 through March 31, 2009 Actual:		$(2,015,000)

A.	Net Income	$

B.	To the extent included in the determination of Net Income

	1. The provision for income taxes	$

	2. Depreciation expense	$

	3. Amortization expense	$

	4. Net interest expense	$

	5. The sum of lines 1 through 4	$

C.	EBITDA (line A plus line B.5)	$

Is line C equal to or greater than the amounts referenced above?

No, not in compliance	Yes, in compliance

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